Exhibit 99.1
P.F. CHANG’S EARNS $0.31 PER SHARE
SCOTTSDALE, Arizona, October 26, 2005 — P.F. Chang’s China Bistro, Inc. (NASDAQ:PFCB) today reported earnings of $8.4 million for the third quarter ended October 2, 2005 compared to $8.2 million for the third quarter of the prior year. Earnings per share for the third quarter remained at $0.31 as compared to the third quarter of the prior year.

(000 except per share data)	3Q05	2Q05	3Q04

Revenues	$203,049	$198,056	$174,013
Net Income	$8,439	$9,252	$8,171
Diluted Earnings Per Share	$0.31	$0.34	$0.31
Shares Used in diluted EPS calculation	27,073	26,977	26,589
Fourth Quarter Expectations
The Company has lowered its fourth quarter revenue expectations from $219 million to $214 million due to slightly lower traffic expectations, fewer new unit sales weeks and the continued closure of its Bistro restaurant in Metairie, Louisiana. Accordingly, the Company’s earnings expectations have been reduced to $0.33 per share versus the previous forecast of $0.38 per share.
2006 Expectations
The company expects to increase revenues from fiscal 2005 by approximately 20% in fiscal 2006. This estimate is based on an increase in new restaurants (19 company-owned Bistros, 1 joint-ventured Bistro, 30 new Pei Wei Asian Diners and 1 Taneko Japanese Tavern) as well as comparable store sales growth assumptions of 1 to 2%. Earnings in fiscal 2006 (before any impact from stock option expensing or new lease accounting rules) should grow commensurate with revenues.

Management Changes
Separately, the Company announced that it had commenced a search to identify a replacement for its Chief Financial Officer, Kristina Cashman. Kristina commented “I love this Company and most especially the people who are a part of it. I have thoroughly enjoyed every moment I have spent here. However, I would like to have the opportunity to spend more time with my young children and to pursue other personal interests. I obviously will devote my full attention to this position until such time as a replacement has been identified and fully integrated.”
Chief Executive Officer, Rick Federico, noted that “the Company is in great debt to Kristina for her efforts over the last nine years. While we respect her decision, we are hopeful that she will stay in touch and perhaps maintain a more limited role with the Company. The search for a replacement has commenced immediately and we are confident that many quality candidates will be interested in leading our finance team as the Company moves forward.”
Pei Wei Transaction
The Company also announced its intention to purchase the 13% minority interest held by key employees in its Pei Wei Asian Diner subsidiary. While a definitive price has not been established, the Company anticipates that the consideration given for the outstanding Pei Wei Asian Diner common shares and options will be a combination of cash and options to purchase shares in P.F. Chang’s China Bistro, Inc. The transaction will not involve any changes in management or key positions in Pei Wei. The Company anticipates the purchase will occur in the first quarter of fiscal 2006 and will be slightly dilutive to fiscal 2006 earnings per share. The Company has engaged an independent third party investment banker who will help with the valuation of this interest and provide the Company with a fairness opinion on the transaction from a financial point of view.
The Company is hosting a conference call today at 1:00 pm ET in which management will provide further details on the third quarter results as well as its expectations for the balance of the year. A webcast of the call can be accessed through the company’s website at http://www.pfchangs.com.
P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.
The statements contained in this press release that are not purely historical, including the company’s estimates of its revenues, earnings and comparable sales, as well as statements concerning the company’s development schedule, are forward looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the company’s ability to operate its restaurants profitably; the company’s ability to hire, train and retain skilled management and other personnel; changes in consumer tastes and trends, and national, regional and local economic and weather conditions; changes in costs related to food, utilities and labor; changes to existing accounting rules or differing interpretations to our current accounting practices and other risks described in the company’s recent SEC filings.

Contact:	P.F. Chang’s China Bistro, Inc. (480) 888-3000
Media:	Laura Cherry	laurac@pfchangs.com
Investor:	Bert Vivian	bertv@pfchangs.com

P.F. Chang’s China Bistro, Inc.

Consolidated Statements of Operations (In thousands, except per share amounts) (Unaudited)

	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended
	Oct 2	Jul 3	Sept 26
	2005	2005	2004
			(Restated)

Revenues	$203,049	$198,056	$174,013
Cost of sales	56,010	54,493	48,853
Labor	67,770	64,636	56,223
Partner bonus expense, imputed	440	470	455
Operating	31,619	29,634	24,770
Occupancy	11,182	10,767	9,372

Restaurant operating profit	36,028	38,056	34,340
General & administrative	9,256	10,025	8,893
Depreciation & amortization	9,258	8,519	7,330
Preopening expenses	2,712	2,496	2,056
Partner investment expense	1,472	1,581	1,675

Income from operations	13,330	15,435	14,386
Interest income, net and other income	530	447	91
Minority interest	(1,974)	(2,176)	(2,574)

Income before provision for income taxes	11,886	13,706	11,903
Provision for income taxes	(3,447)	(4,454)	(3,732)

Net income	$8,439	$9,252	$8,171

Basic net income per share	$0.32	$0.35	$0.32
Diluted net income per share	$0.31	$0.34	$0.31
Shares used in calculation of basic EPS	26,359	26,221	25,768
Shares used in calculation of diluted EPS	27,073	26,977	26,589

	Percentage of Revenues
	Oct 2	Jul 3	Sept 26
	2005	2005	2004
			(Restated)
Revenues	100.0%	100.0%	100.0%
Cost of sales	27.6%	27.5%	28.1%
Labor	33.4%	32.6%	32.3%
Partner bonus expense, imputed	0.2%	0.2%	0.3%
Operating	15.6%	15.0%	14.2%
Occupancy	5.5%	5.4%	5.4%

Restaurant operating profit	17.7%	19.2%	19.7%
General & administrative	4.6%	5.1%	5.1%
Depreciation & amortization	4.6%	4.3%	4.2%
Preopening expenses	1.3%	1.3%	1.2%
Partner investment expense	0.7%	0.8%	1.0%

Income from operations	6.6%	7.8%	8.3%
Interest income, net and other income	0.3%	0.2%	0.1%
Minority interest	-1.0%	-1.1%	-1.5%

Income before provision for income taxes	5.9%	6.9%	6.8%
Provision for income taxes	-1.7%	-2.2%	-2.1%

Net income	4.2%	4.7%	4.7%

     Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.

Consolidated Statements of Operations (In thousands, except per share amounts) (Unaudited)

	39 Weeks Ended	39 Weeks Ended
	Oct 2	Sept 26
	2005	2004
		(Restated)

Revenues	$595,319	$507,671
Cost of sales	164,485	143,579
Labor	195,810	167,340
Partner bonus expense, imputed	1,376	1,242
Operating	89,617	71,098
Occupancy	32,223	26,877

Restaurant operating profit	111,808	97,535
General & administrative	29,407	25,896
Depreciation & amortization	25,911	20,839
Preopening expenses	6,542	5,777
Partner investment expense	3,326	16,056

Income from operations	46,622	28,967
Interest income and other income	1,435	238
Minority interest	(6,426)	(7,247)

Income before provision for income taxes	41,631	21,958
Provision for income taxes	(13,114)	(6,069)

Net income	$28,517	$15,889

Basic net income per share	$1.09	$0.62
Diluted net income per share	$1.06	$0.60
Shares used in calculation of basic EPS	26,232	25,644
Shares used in calculation of diluted EPS	26,981	26,505

	Percentage of Revenues
	Oct 2	Sept 26
	2005	2004

Revenues	100.0%	100.0%
Cost of sales	27.6%	28.3%
Labor	32.9%	33.0%
Partner bonus expense, imputed	0.2%	0.2%
Operating	15.1%	14.0%
Occupancy	5.4%	5.3%

Restaurant operating profit	18.8%	19.2%
General & administrative	4.9%	5.1%
Depreciation & amortization	4.4%	4.1%
Preopening expenses	1.1%	1.1%
Partner investment expense	0.6%	3.2%

Income from operations	7.8%	5.7%
Interest income and other income	0.2%	0.0%
Minority interest	-1.1%	-1.4%

Income before provision for income taxes	7.0%	4.3%
Provision for income taxes	-2.2%	-1.2%

Net income	4.8%	3.1%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.

Supplemental Financial Information (In thousands, except per share amounts) (Unaudited)

	13 Weeks Ended Oct 2, 2005
				Shared
	Total	Bistro	Pei Wei	Services

Revenues	$203,049	$168,612	$34,437	$—
Cost of sales	56,010	46,359	9,651	—
Labor	67,770	55,808	11,962	—
Partner bonus expense, imputed	440	412	28	—
Operating	31,619	25,770	5,849	—
Occupancy	11,182	9,102	2,080	—

Restaurant operating profit	36,028	31,161	4,867	—
General & administrative	9,256	3,278	1,594	4,384
Depreciation & amortization	9,258	7,462	1,533	263
Preopening expenses	2,712	1,651	1,061	—
Partner investment expense	1,472	1,303	169	—

Income from operations	13,330	17,467	510	(4,647)
Interest income, net and other income	530	146	3	381
Minority interest	(1,974)	(1,723)	(251)	—

Income before provision for income taxes	11,886	15,890	262	(4,266)

Provision for income taxes	(3,447)

Net income	$8,439

Basic net income per share	$0.32
Diluted net income per share	$0.31
Shares used in calculation of basic EPS	26,359
Shares used in calculation of diluted EPS	27,073

	Percentage of Revenues
	Total *	Bistro	Pei Wei

Revenues	100.0%	100.0%	100.0%
Cost of sales	27.6%	27.5%	28.0%
Labor	33.4%	33.1%	34.7%
Partner bonus expense, imputed	0.2%	0.2%	0.1%
Operating	15.6%	15.3%	17.0%
Occupancy	5.5%	5.4%	6.0%

Restaurant operating profit	17.7%	18.5%	14.1%
General & administrative	4.6%	1.9%	4.6%
Depreciation & amortization	4.6%	4.4%	4.5%
Preopening expenses	1.3%	1.0%	3.1%
Partner investment expense	0.7%	0.8%	0.5%

Income from operations	6.6%	10.4%	1.5%
Interest income, net and other income	0.3%	0.1%	0.0%
Minority interest	-1.0%	-1.0%	-0.7%

Income before provision for income taxes	5.9%	9.4%	0.8%

Provision for income taxes	-1.7%

Net income	4.2%

         Certain percentage amounts do not sum to total due to rounding.

*	Includes Shared Services. Beginning in fiscal year 2005, the Company began classifying certain general and administrative expenses which benefit both the Bistro and Pei Wei within Shared Services.

P.F. Chang’s China Bistro, Inc.

Supplemental Financial Information (In thousands, except per share amounts) (Unaudited)

	39 Weeks Ended Oct 2, 2005
				Shared
	Total	Bistro	Pei Wei	Services

Revenues	$595,319	$498,609	$96,710	$—
Cost of sales	164,485	137,402	27,083	—
Labor	195,810	163,313	32,497	—
Partner bonus expense, imputed	1,376	1,284	92	—
Operating	89,617	73,901	15,716	—
Occupancy	32,223	26,450	5,773	—

Restaurant operating profit	111,808	96,259	15,549	—
General & administrative	29,407	10,420	4,802	14,185
Depreciation & amortization	25,911	21,174	4,183	554
Preopening expenses	6,542	4,160	2,382	—
Partner investment expense	3,326	2,637	689	—

Income from operations	46,622	57,868	3,493	(14,739)
Interest income, net and other income	1,435	281	10	1,144
Minority interest	(6,426)	(5,539)	(887)	—

Income before provision for income taxes	41,631	52,610	2,616	(13,595)

Provision for income taxes	(13,114)

Net income	$28,517

Basic net income per share	$1.09
Diluted net income per share	$1.06
Shares used in calculation of basic EPS	26,232
Shares used in calculation of diluted EPS	26,981

	Percentage of Revenues
	Total	Bistro	Pei Wei

Revenues	100.0%	100.0%	100.0%
Cost of sales	27.6%	27.6%	28.0%
Labor	32.9%	32.8%	33.6%
Partner bonus expense, imputed	0.2%	0.3%	0.1%
Operating	15.1%	14.8%	16.3%
Occupancy	5.4%	5.3%	6.0%

Restaurant operating profit	18.8%	19.3%	16.1%
General & administrative	4.9%	2.1%	5.0%
Depreciation & amortization	4.4%	4.2%	4.3%
Preopening expenses	1.1%	0.8%	2.5%
Partner investment expense	0.6%	0.5%	0.7%

Income from operations	7.8%	11.6%	3.6%
Interest income, net and other income	0.2%	0.1%	0.0%
Minority interest	-1.1%	-1.1%	-0.9%

Income before provision for income taxes	7.0%	10.6%	2.7%

Provision for income taxes	-2.2%

Net income	4.8%

     Certain percentage amounts do not sum to total due to rounding.

*	Includes Shared Services. Beginning in fiscal year 2005, the Company began classifying certain general and administrative expenses which benefit both the Bistro and Pei Wei within Shared Services.

P.F. Chang’s China Bistro, Inc.
Development Schedule

	P. F. Chang's China Bistro
	1Q05	2Q05	3Q05	4Q05
Units opened	2	5	5
Units under construction				6
Units in development
Units closed	(1)		(1)

Total new unit development	1	5	4	6

Existing units	115	116	121	125

Total units	116	121	125	131

	Pei Wei Asian Diner
	1Q05	2Q05	3Q05	4Q05
Units opened	1	7	7	3
Units under construction				6
Units in development

Total new unit development	1	7	7	9

Existing units	53	54	61	68

Total units	54	61	68	77

P.F. Chang’s China Bistro, Inc.

2005 Forecast

	1Q05A				2Q05A				3Q05A				4Q05E				2005E
	Shared				Shared				Shared				Shared				Shared
	Bistro	Pei Wei	Svcs	Total	Bistro	Pei Wei	Svcs	Total	Bistro	Pei Wei	Svcs	Total	Bistro	Pei Wei	Svcs	Total	Bistro	Pei Wei	Svcs	Total

Store weeks	1,492	698		2,190	1,531	746		2,277	1,594	844		2,438	1,649	952		2,601	6,266	3,240		9,506
Average weekly sales (000)	109.6	43.9		88.7	108.7	42.4		87.0	105.8	40.8		83.3	106.2	40.7		82.2	107.5	41.8		85.1
Revenues (millions)	163.6	30.6	—	194.2	166.4	31.6	—	198.1	168.6	34.4	—	203.0	175.1	38.7	—	213.9	673.7	135.5	—	809.2
Restaurant operating profit	32.2	5.5	—	37.7	32.9	5.2	—	38.1	31.2	4.9	—	36.0	33.7	5.6	—	39.2	130.0	21.1	—	151.1
General & administrative	3.7	1.5	4.9	10.1	3.4	1.7	4.9	10.0	3.3	1.6	4.4	9.3	3.6	1.8	4.8	10.2	14.0	6.6	19.0	39.6
Depreciation & amortization	6.7	1.3	0.1	8.1	7.0	1.3	0.1	8.5	7.5	1.5	0.3	9.3	7.4	1.8	0.6	9.7	28.6	6.0	1.1	35.6
Preopening expenses	1.0	0.4		1.3	1.5	1.0		2.5	1.7	1.1		2.7	1.7	0.8		2.5	5.9	3.2	—	9.0
Partner investment expense	0.2	0.1		0.3	1.1	0.5		1.6	1.3	0.2		1.5	1.4	0.6		2.0	4.0	1.3	—	5.3
Other income	(0.1)	—	(0.3)	(0.5)	0.0	0.0	(0.4)	(0.4)	(0.1)	—	(0.4)	(0.5)	—	—	(0.5)	(0.5)	(0.2)	0.0	(1.6)	(1.9)
Minority interest	1.9	0.3		2.3	1.9	0.3		2.2	1.7	0.3		2.0	1.8	0.3		2.1	7.4	1.2	—	8.6

Income (loss) before tax provision	18.8	1.9	(4.7)	16.0	17.8	0.4	(4.6)	13.7	15.9	0.3	(4.3)	11.9	17.8	0.3	(4.9)	13.2	70.4	2.9	(18.5)	54.8
Tax provision	6.1	0.6	(1.5)	5.2	5.8	0.1	(1.5)	4.4	4.6	0.1	(1.2)	3.4	5.6	0.1	(1.5)	4.2	22.1	0.9	(5.8)	17.2

Net income (loss)	12.7	1.3	(3.2)	10.8	12.0	0.3	(3.1)	9.2	11.3	0.2	(3.0)	8.4	12.2	0.2	(3.3)	9.0	48.2	1.9	(12.7)	37.5

FD shares	26.9	26.9	26.9	26.9	27.0	27.0	27.0	27.0	27.1	27.1	27.1	27.1	27.1	27.1	27.1	27.1	27.0	27.0	27.0	27.0
EPS	$0.47	$0.05	$(0.12)	$0.40	$0.45	$0.01	$(0.12)	$0.34	$0.42	$0.01	$(0.11)	$0.31	$0.45	$0.01	$(0.12)	$0.33	$1.79	$0.07	$(0.47)	$1.39
Revenues	100.0%	100.0%		100.0%	100.0%	100.0%		100.0%	100.0%	100.0%		100.0%	100.0%	100.0%		100.0%	100.0%	100.0%		100.0%
Restaurant operating profit	19.7%	18.0%		19.4%	19.8%	16.4%		19.2%	18.5%	14.1%		17.7%	19.2%	14.3%		18.3%	19.3%	15.6%		18.7%
General & administrative	2.3%	5.0%		5.2%	2.1%	5.3%		5.1%	1.9%	4.6%		4.6%	2.1%	4.7%		4.8%	2.1%	4.9%		4.9%
Depreciation & amortization	4.1%	4.3%		4.2%	4.2%	4.2%		4.3%	4.4%	4.5%		4.6%	4.2%	4.6%		4.6%	4.2%	4.4%		4.4%
Preopening expenses	0.6%	1.2%		0.7%	0.9%	3.0%		1.3%	1.0%	3.1%		1.3%	1.0%	2.0%		1.2%	0.9%	2.3%		1.1%
Partner investment expense	0.1%	0.2%		0.1%	0.7%	1.4%		0.8%	0.8%	0.5%		0.7%	0.8%	1.5%		0.9%	0.6%	0.9%		0.7%
Other income	-0.1%	0.0%		-0.2%	0.0%	0.0%		-0.2%	-0.1%	0.0%		-0.3%	0.0%	0.0%		-0.2%	0.0%	0.0%		-0.2%
Minority interest	1.2%	1.1%		1.2%	1.1%	0.9%		1.1%	1.0%	0.7%		1.0%	1.0%	0.9%		1.0%	1.1%	0.9%		1.1%

Income before tax provision	11.5%	6.2%		8.3%	10.7%	1.4%		6.9%	9.4%	0.8%		5.9%	10.2%	0.7%		6.2%	10.4%	2.1%		6.8%
Tax provision	32.5%	32.5%		32.5%	32.5%	32.5%		32.5%	29.0%	29.0%		29.0%	31.5%	31.5%		31.5%	31.5%	31.5%		31.5%

Net income	7.8%	4.2%		5.6%	7.2%	0.9%		4.7%	6.7%	0.5%		4.2%	7.0%	0.4%		4.2%	7.2%	1.4%		4.6%

P.F. Chang’s China Bistro, Inc.

2005 Forecast vs 2004 Actual

	1Q04	1Q05A	Change	2Q04	2Q05A	Change	3Q04	3Q05A	Change	4Q04	4Q05E	Change	2004	2005E	Change

Store weeks	1,761	2,190	24.4%	1,896	2,277	20.1%	1,979	2,438	23.2%	2,295	2,601	13.3%	7,931	9,506	19.9%
Average weekly sales (000)	93.2	88.7	-4.8%	89.5	87.0	-2.8%	87.9	83.3	-5.3%	86.8	82.2	-5.3%	89.1	85.1	-4.5%
Revenues (millions)	164.1	194.2	18.4%	169.6	198.1	16.8%	174.0	203.0	16.7%	199.3	213.9	7.3%	707.0	809.2	14.5%
Restaurant operating profit	31.1	37.7		32.1	38.1		34.3	36.0		38.2	39.2		135.7	151.1
General & administrative	7.9	10.1		8.3	10.0		8.9	9.3		8.7	10.2		33.8	39.6
Depreciation & amortization	6.5	8.1		7.0	8.5		7.3	9.3		8.4	9.7		29.2	35.6
Preopening expenses	2.4	1.3		1.4	2.5		2.0	2.7		2.2	2.5		8.0	9.0
Partner investment expense	2.0	0.3		0.9	1.6		1.7	1.5		1.6	2.0		6.2	5.3
Other income	(0.1)	(0.5)		(0.1)	(0.4)		(0.1)	(0.5)		(0.3)	(0.5)		(0.6)	(1.9)
Minority interest	2.3	2.3		2.4	2.2		2.6	2.0		2.8	2.1		10.1	8.6

Income before tax provision	10.1	16.0		12.2	13.7		11.9	11.9		14.8	13.2		49.0	54.8
Tax provision	3.1	5.2		3.8	4.4		3.7	3.4		4.6	4.2		15.2	17.2

Net income	7.0	10.8	54.7%	8.4	9.2	9.2%	8.2	8.4	3.1%	10.2	9.0	-11.2%	33.8	37.5	11.0%

FD shares	26.4	26.9		26.5	27.0		26.6	27.1		26.8	27.1		26.6	27.0
EPS	$0.27	$0.40	51.8%	$0.32	$0.34	7.3%	$0.31	$0.31	1.3%	$0.38	$0.33	-12.3%	$1.27	$1.39	9.2%
Legal settlement (net of tax)	0.5	—		—	—		—	—		—	—		0.5	—
Prior year partner investment expense (net of tax)	7.1	—		—	—		—	—		—	—		7.1	—

Net income (loss) after special charges	(0.7)	—		—	—		—	—		—	—		26.1	—

EPS (after special charges)	$(0.03)	$0.40		$0.32	$0.34		$0.31	$0.31		$0.38	$0.33		$0.98	$1.39
Revenues	100.0%	100.0%		100.0%	100.0%		100.0%	100.0%		100.0%	100.0%		100.0%	100.0%
Restaurant operating profit	19.0%	19.4%		18.9%	19.2%		19.7%	17.7%		19.2%	18.3%		19.2%	18.7%
General & administrative	4.8%	5.2%		4.9%	5.1%		5.1%	4.6%		4.4%	4.8%		4.8%	4.9%
Depreciation & amortization	4.0%	4.2%		4.1%	4.3%		4.2%	4.6%		4.2%	4.6%		4.1%	4.4%
Preopening expenses	1.5%	0.7%		0.8%	1.3%		1.1%	1.3%		1.1%	1.2%		1.1%	1.1%
Partner investment expense	1.2%	0.1%		0.5%	0.8%		1.0%	0.7%		0.8%	0.9%		0.9%	0.7%
Other income	-0.1%	-0.2%		-0.1%	-0.2%		-0.1%	-0.3%		-0.2%	-0.2%		-0.1%	-0.2%
Minority interest	1.4%	1.2%		1.4%	1.1%		1.5%	1.0%		1.4%	1.0%		1.4%	1.1%

Income before tax provision and special charges	6.2%	8.3%		7.2%	6.9%		6.8%	5.9%		7.4%	6.2%		6.9%	6.8%
Tax provision before special charges	31.5%	32.5%		31.5%	32.5%		31.5%	29.0%		31.5%	31.5%		31.5%	31.5%

Net income before special charges	4.3%	5.6%		5.0%	4.7%		4.7%	4.2%		5.1%	4.2%		4.8%	4.6%